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                                                                EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
PlanetCAD Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                          /s/ KPMG LLP



Boulder, Colorado
November 27, 2001